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                      Supplement Dated August 31, 2000 to
                        Prospectus Dated May 1, 2000 for
                Pacific Innovations, a variable annuity contract
                    issued by Pacific Life Insurance Company

APPENDIX A: STATE LAW VARIATIONS to the Prospectus is amended by adding the following:

For Contracts delivered to residents of Massachusetts:

You may make additional Purchase Payments only during your first Contract Year.

In addition, we cannot waive any withdrawal charge on full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less, or is confined to a nursing home.

Form No. PISUPPMA0800